"ALL SECTIONS MARKED WITH TWO ASTERISKS ("**") REFLECT PORTIONS WHICH HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION BY PROSPECT MEDICAL HOLDINGS, INC. AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT."



                            PACIFICARE CHOICE AMENDMENT TO
                     PACIFICARE IPA COMMERCIAL SERVICES AGREEMENT


     The undersigned parties to the PacifiCare IPA Commercial Services Agreement (the "Agreement") by and between PacifiCare, Inc. ("PacifiCare") and Santa Ana-Tustin Physician's Group, Inc. ("IPA") do hereby amend the Agreement with reference to the following facts:

     WHEREAS, PacifiCare intends to introduce a point-of-service benefit plan known as "PacifiCare Choice" for certain select employer groups beginning in 1993;

     WHEREAS, PacifiCare Choice will consist of the PacifiCare Health Plan, plus a separate supplemental indemnity plan offered through an insurance company or through self-insured employers to cover Out-of-Network Services, as defined below;

     WHEREAS, IPA shall provide or arrange Health Care Services to PacifiCare Choice Subscribers under the same terms and conditions as other PacifiCare Health Plan Subscribers;

     WHEREAS, IPA shall have no financial responsibility for Out-of-Network Services; and

     WHEREAS, PacifiCare and IPA desire to allow IPA to participate in savings realized from Out-of-Network Services through implementation of a Pacificare Choice Control Program.

     NOW THEREFORE, the Agreement shall be amended as follows:

1.   The following definitions shall be added to Section One of the Agreement.


          PACIFICARE CHOICE - is a health plan consisting of the PacifiCare Health Plan, plus the Out-of-Network Indemnity Plan.

          OUT-OF-NETWORK INDEMNITY PLAN - is a supplemental health plan offered as part of the PacifiCare Choice by an insurance company or a self-insured employer which provides limited coverage for Out-of-Network Services.

          PACIFICARE IN-NETWORK PLAN - is the PacifiCare Health Plan that is sold in conjunction with the Out-of-Network Indemnity Plan as part of PacifiCare Choice.

          CONVENTIONAL PLAN - is the PacifiCare Health Plan which is NOT sold as part of the PacifiCare Choice.


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

          IN-NETWORK SERVICES - are Health Care Services which are provided or arranged by IPA to PacifiCare Choice Subscribers pursuant to the PacifiCare Health Plan.

          OUT-OF-NETWORK MEDICAL SERVICES - are the Health Care Services summarized in Attachment A2 obtained by PacifiCare Choice Subscribers which are not provided or authorized by IPA in accordance with the PacifiCare Health Plan.

          OUT-OF-NETWORK HOSPITAL SERVICES - are the Health Care Services summarized in Attachment A1 obtained by PacifiCare Choice Subscribers which are not arranged or coordinated by IPA in accordance with the PacifiCare Health Plan, and which do not qualify as Emergency Services.

          OUT-OF-NETWORK SERVICES - are Out-of-Network Medical Services and Out-of-Network Hospital Services. Out-of-Network Services are covered in part under the Out-of-Network Indemnity Plan, but are not covered under the PacifiCare Health Plan. IPA shall have no financial responsibility for Out-of-Network Services.

2.   Section 3.07.01 shall be added to read as follows:

          3.07.01 COLLECTION OF CHARGES FOR OUT-OF-NETWORK SERVICES Notwithstanding anything to the contrary in Section 3.07 or elsewhere in the Agreement, if an IPA Member Physician or Specialist Physician provides
     Out-of-Network Services to a PacifiCare Choice Subscriber,    IPA shall
     bill the Out-of-Network Indemnity Plan carrier for such services and agrees to accept full reimbursement at the following [ ** ] to be utilized with the [ ** ]:

               Medicine                        [  **  ]

               Surgery                         [  **  ]

               Radiology                       [  **  ]

               Pathology                       [  **  ]

               Anesthesia                      [  **  ]


     For services provided which are not included in the [ ** ], or are not listed above, IPA agrees to accept reimbursement at [ ** ] of the provider's [ ** ].

     If an IPA Member Physician or Specialist Physician provides Out-of-Network Services to a PacifiCare Choice Subscriber who has selected or has been assigned to IPA as his or her Participating Medical Group, prior to providing Out-of-Network Services, IPA shall obtain written authorization from the PacifiCare Choice Subscriber in the form attached hereto as
     Exhibit 1. IPA shall not encourage Subscribers to receive Medically Necessary Services from Outside Providers. Breach of this Section 3.07.01 shall constitute cause for termination of this Agreement.

3.   Paragraph 3.29 shall be added to read as follows:

          3.29 PACIFICARE CHOICE CONTROL PROGRAM - IPA agrees to participate in and have the rights and responsibilities applicable to the PacifiCare Choice Control Program as set forth in Attachment A6, attached hereto and incorporated herein.

4.   The following shall be added to Attachment C: CAPITATION PAYMENT RATES:

     PACIFICARE CHOICE CAPITATION PAYMENTS

     Capitation Payments for PacifiCare Choice Plan Subscribers will be determined in the same manner as for Conventional Plan Subscribers, except as provided in this paragraph. IPA's Capitation Payment for PacifiCare Choice Plan Subscribers shall equal the Percent of Premium specified in this Attachment C multiplied by [ ** ] of the Normal Community Premium billed by PacifiCare each month for coverage of Subscribers designating IPA as their Participating Medical Group, less the percent specified for the Individual Stop Loss Program noted in Attachment A3. The Normal Community Premium is a prospectively determined community rate established in accordance with federal regulations for each PacifiCare Health Plan.


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

5. Attachment A6 PACIFICARE CHOICE CONTROL PROGRAM shall be added to read as follows:

          See Exhibit 2 attached hereto and incorporated herein by this reference.

The effective date of this Amendment shall be January 1, 1993.

By signing below, both parties hereto have executed and agreed to this Amendment.

PACIFICARE, INC                      IPA Santa Ana-Tustin Physicians
                                         Grp., Inc.
By:     /s/ Nancy Freeman            By:  /s/  Dr. Melvin L. Reich
   ------------------------------       -----------------------------


Date:        1/14/93                 Date:         12/23/92
     ----------------------------         ---------------------------

                                                                       EXHIBIT 1

                     ACKNOWLEDGMENT FOR OUT-OF-NETWORK SERVICES
                          FOR PACIFICARE CHOICE SUBSCRIBERS

     My signature below represents my acknowledgment and recognition that the services I am requesting from (DOCTOR'S NAME) are not covered by under my PacifiCare Health Plan. The requested services are not covered because (1) the services are not emergency services and they have not been authorized by my participating medical group physician or (2) the services are specifically excluded under my PacifiCare Health Plan.

I further understand that if coverage for the requested services is available under my Out-of-Network supplemental coverage, this coverage may be subject to substantial deductibles and copayments.

                                          --------------------------------
                                                  (patient's name)

                                                                       EXHIBIT 2

                                    ATTACHMENT A6

                          PACIFICARE CHOICE CONTROL PROGRAM

The PacifiCare Choice Control Program is designed to provide a financial incentive for the control of In-Network Hospital Services and Out-of-Network Services.

PacifiCare Choice Subscriber member months and related In-Network Hospital Service expenses shall not be included in calculating the Conventional Hospital Control Program described in Attachment A5.

CHOICE BUDGET

THE CHOICE BUDGET - The Choice Budget shall consist of two components: When a Conventional Plan is sold in conjunction with the PacifiCare Choice Plan, the Choice Budget for such PacifiCare Choice Subscribers shall be established as [ ** ]; when a Conventional Plan is NOT sold in conjunction with the PacifiCare Choice Plan, the Choice Budget for such PacifiCare Choice Subscribers shall be established as [ ** ]. The Choice Budget assumes the PacifiCare Choice Plan sold requires a deductible no greater than [ ** ], a [ ** ] coinsurance for all Out-of-Network services, and In-Network Hospital Services do not require Subscriber copayments (i.e. 880, 1500 plans). IPA'S EARNED CHOICE BUDGET will be determined by adjusting each of the above two budget components to reflect the Choice Budget values for the actual plan mix of Pacificare Choice Subscribers assigned to IPA, and calculating the average in accordance the following table:

                               CHOICE BUDGET VALUES FOR
         PACIFICARE CHOICE PLAN SOLD IN CONJUNCTION WITH CONVENTIONAL PLAN


O-O-N         O-O-N        IN NETWORK HOSPITAL SERVICES
DEDUCTIBLE    COINSURANCE   NO COPAY      WITH COPAY
-----------   -----------   --------      ----------
[  **  ]      [  **  ]      [  **  ]        [  **  ]
[  **  ]      [  **  ]      [  **  ]        [  **  ]
[  **  ]      [  **  ]      [  **  ]        [  **  ]
[  **  ]      [  **  ]      [  **  ]        [  **  ]


                               CHOICE BUDGET VALUES FOR
                PACIFICARE CHOICE PLAN SOLD WITHOUT CONVENTIONAL PLAN


O-O-N               O-O-N              IN NETWORK HOSPITAL SERVICES
DEDUCTIBLE         COINSURANCE         NO COPAY          WITH COPAY
-----------        -----------         --------          ----------
[  **  ]            [  **  ]           [  **  ]           [  **  ]
[  **  ]            [  **  ]           [  **  ]           [  **  ]
[  **  ]            [  **  ]           [  **  ]           [  **  ]
[  **  ]            [  **  ]           [  **  ]           [  **  ]


Charges applied against the Choice Budget will consist of:

     - In-Network Hospital Services costs incurred during the period of calculation for which PacifiCare has received a claim and paid net of discounts; In-Network Hospital Services incurred prior to the period of calculation and paid during the current period; and for quarterly interim calculations, In-Network Hospital Services incurred during the period for which PacifiCare has received a claim but has not paid, less an average aggregate discount factor (for year end calculations, only paid claims will be included); LESS Subscriber claim costs in excess of the In-Network Hospital Services reinsurance deductible specified above;

     - Claims paid charges for Out-of-Network Services incurred during the current period; and paid claim charges for Out-of-Network Services incurred but not included in prior period Choice Control Program calculations; LESS

     - Third party liability and coordination of benefit recoveries for In-Network and Out-of-Network Services that are received during the period of calculation

SAVINGS DISTRIBUTION

In the event that total charges are less than the earned Choice Budget, IPA shall be entitled to participate in a capitation restoration program, whereby IPA shall receive [ ** ]. Distribution to IPA under this capitation restoration program shall be limited to the savings available pursuant to the Choice Control Program calculation. Additionally, IPA shall receive [ ** ] of any remaining savings, if any, after the IPA capitation restoration distribution.

IPA is not at financial risk in the event that total charges exceed the earned Choice Budget.

PERIODIC CALCULATIONS

The PacifiCare Choice Control Program shall be administered on an IPA specific basis. For IPAs with multiple IPA Facilities, the program shall be calculated for each IPA Facility, however savings and payment distributions shall be based on IPA's consolidated results.

Cumulative calculations of the PacifiCare Choice Control Program results will be based on calendar quarters in conjunction with Conventional Plan Hospital Control Program calculations, which are within sixty (60) days of the end of each calendar quarter except for the fourth quarter for which no calculation or payment will be made in anticipation of the year end settlement. Interim distribution payments will be limited to sixty percent (60%) of calculated savings to account for incurred but not received claims.

Year end calculations and payments of the PacifiCare Choice Control Program shall be made within one hundred fifty (150) days of the end of each calendar year.